UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

November 9, 2009 (November 2, 2009)
Date of Report (Date of earliest event reported)

TETRAGENEX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-134987	22-3781895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 SYLVAN AVENUE, 3RD FLOOR
ENGLEWOOD CLIFFS, NJ 07632
 (Address of principal executive offices and Zip Code)

(201) 408-5335
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

Item 1.03              Bankruptcy or Receivership

As previously disclosed by Tetragenex Pharmaceuticals, Inc. (the “Company”), in the Company’s Form 10-Q for the quarter ended June 30, 2009, filed with the Securities and Exchange Commission on August 13, 2009, on August 10, 2009 the Company filed for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”), Case No. 09-30775.

On November 2, 2009, the Company received notice that the Bankruptcy Court dismissed its request for relief under Chapter 11 of the Bankruptcy Code (the “Order”).

The foregoing summary of the Order is qualified in its entirety by reference to the definitive court documents, copies of which are attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(d)               Exhibits

Exhibit No.	Description
99.1	Order from the United States Bankruptcy Court District of New Jersey, dated November 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRAGENX PHARMACEUTICALS, INC.

/s/ Martin F. Schacker
Martin F. Schacker
Co-Chief Executive Officer

Date: November 9, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Order from the United States Bankruptcy Court District of New Jersey, dated November 2, 2009.